                                                                    Exhibit 10.3

                       SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of February 8, 2001, is entered into by and among:

               (1) CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Borrower"); and

               (2) LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Lender").

                                    RECITALS

         A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Borrower and Prudential Mortgage Capital Company, Inc., a Delaware corporation ("Prudential"), predecessor-in-interest to Lender, as amended by that certain First Amendment to Loan Agreement dated as of January 11, 2001 (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00).

         B. Prudential assigned all of its right, title and interest under the Loan to Prudential Mortgage Capital Company I, LLC, which in turn assigned all of its right, title and interest under the Loan to Lender in accordance with the terms and provisions of that certain Trust and Servicing Agreement dated as of November 11, 1998, by and among Prudential Mortgage Capital Company I, LLC, as Depositor, The Prudential Insurance Company of America, as Servicer (the "Servicer"), ABN AMRO Bank N.V., as Fiscal Agent, and LaSalle National Bank, as Trustee (the "Trust and Servicing Agreement").

         C. In connection with the closing of the Loan, Borrower pledged to Prudential as collateral for the Loan, among other things, certain Properties identified in Exhibit A of the Loan Agreement as follows: (1) CA0710625, 505 West 2nd Street, San Bernardino, California; (2) CA0370051, 240 South Arroyo Parkway, Pasadena, California; (3) CA0591434, 1915 South Grand Avenue, Santa Ana, California; and (4) CA0010251, 1300-1310 University Avenue, Berkeley, California (the foregoing four properties are more specifically described in Exhibit A attached hereto and are collectively referred to herein as the "Proposed Replaced Properties"); and (b) certain "Expansion Land" comprising a portion of the Property identified as CA0010612, Automall Parkway, Fremont, California in Exhibit A to the Loan Agreement (the "Automall Property"); (such Expansion Land, consisting of approximately 3.87 acres of land, is hereinafter referred to as the "Office Depot Expansion Land").

         D. By exercise of an option contained in the lease affecting the Office Depot Expansion Land, the tenant under such lease has caused Borrower to construct on the Office

Depot Expansion Land certain "Expansion Improvements" (the Office Depot Expansion Land and such Expansion Improvements are collectively referred to herein as the "Office Depot Expansion Premises").

         E. In accordance with Section 2.15 of the Loan Agreement, Borrower has requested to have the Office Depot Expansion Premises considered as a Substitute Property and to have the Proposed Replaced Properties released from the Property Pool as if such Properties were Replaced Properties, and to amend the Loan Agreement, the applicable mortgage(s) and the other Loan Documents accordingly.

         F. Lender has agreed to such request and is willing to amend the Loan Agreement, the applicable mortgage and the other Loan Documents upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement, as amended by this Amendment.

         2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and the applicable conditions set forth in Sections 2.12 and 2.15 of the Loan Agreement, the Office Depot Expansion Premises shall constitute a Substitute Property and the Proposed Replaced Properties are released from the Property Pool as Replaced Properties. In furtherance thereof: (a) Exhibit A of the Loan Agreement is hereby amended by deleting therefrom the Proposed Replaced Properties, and (b) Schedule 1 of the Loan Agreement is hereby amended by deleting therefrom the Proposed Replaced Properties (including all information relating thereto) and replacing the row of information corresponding to the Automall Property with a new row of information as follows:

               PN#                 18 CA 0010612
               Property            Automall Parkway
                                   Fremont
                                   CA
               Property Type       Industrial
               SF                  449,501
               Fair Market Value   29,855,000
               NOI                 2,553,201
               Allocated Loan      21,750,000

Notwithstanding the foregoing, the release of the Proposed Replaced Properties shall not constitute a release of Borrower's indemnification obligations under the Loan Agreement or under the other Loan Documents as to any matters or claims which occurred or relate to any matters or claims which occurred on or before the Effective Date (as defined below) with respect to the Proposed Replaced Properties and such obligations shall survive the release of the Proposed Replaced Properties from the Property Pool.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of Borrower set forth in the Loan Agreement, including, without limitation, Article V thereof and in the other Loan Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) The Borrower has not previously undertaken a Substitution on six (6) occasions;

               (c) No Default or Event of Default has occurred and is continuing; and

               (d) There are no existing rights, conditions or options to expand onto, to lease, or to purchase, all or any portion of the Proposed Replaced Properties held by any tenant of the Properties which shall remain in the Property Pool following the consummation of the Substitution contemplated herein (collectively, the "Continuing Property"). All options, rights of first refusal or any other right to lease or purchase all or any portion of the Proposed Replaced Properties, if any, held by any past or present tenant or any other person with an interest in the Proposed Replaced Properties have either been terminated, waived or expired, such that the Proposed Replaced Properties can be released from the Property Pool without any resulting adverse consequences to Lender.

(Without limiting the scope of the term "Loan Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. Effective Date. The amendments effected by Paragraph 2 above shall become effective (the "Effective Date") upon satisfaction and receipt by Lender of the following matters, each in form and substance satisfactory to
Lender:

               (a)  This Amendment duly executed by Borrower and Lender;

               (b) A First Amendment to and Partial Release of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit B-1 hereto and to be recorded in Alameda County, California (the "Amendment to Alameda Deed of Trust"), duly executed by Lender and Borrower and appropriately notarized;

               (c) A First Amendment to and Partial Release of Assignment of Leases and Rents in the form of Exhibit B-2 hereto and to be recorded in Alameda County, California (the "Amendment to Alameda Assignment of Leases"), duly executed by Lender and Borrower and appropriately notarized;

               (d)  A Second Amendment to and Partial Release of Deed of
         Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit C-1 attached hereto and to be recorded in San Bernardino County, California (the "Amendment to San Bernardino Deed of Trust"), duly executed by Lender and Borrower and appropriately notarized;

               (e) A Second Amendment to and Partial Release of Assignment of Leases and Rents in the form of Exhibit C-2 attached hereto and to be recorded in San Bernardino County, California (the "Amendment to San Bernardino Assignment of Leases"), duly executed by Lender and Borrower and appropriately notarized;

               (f) A First Amendment to and Partial Release of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit D-1 attached hereto and to be recorded in Los Angeles County, California (the "Amendment to Los Angeles Deed of Trust"), duly executed by Lender and Borrower and appropriately notarized;

               (g) A First Amendment to and Partial Release of Assignment of Leases and Rents in the form of Exhibit D-2 attached hereto and to be recorded in Los Angeles County, California (the "Amendment to Los Angeles Assignment of Leases"), duly executed by Lender and Borrower and appropriately notarized;

               (h) A First Amendment to and Partial Release of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit E-1 attached hereto and to be recorded in Orange County, California (the "Amendment to Orange Deed of Trust"), duly executed by Lender and Borrower and appropriately notarized;

               (i) A First Amendment to and Partial Release of Assignment of Leases and Rents in the form of Exhibit E-2 attached hereto and to be recorded in Orange County, California (the "Amendment to Orange Assignment of Leases"), duly executed by Lender and Borrower and appropriately notarized;

               (j) A title endorsement to Lender's title insurance policy insuring the lien of the Mortgage encumbering the Continuing Property which shall provide, inter alia, that the lien and priority of the applicable Mortgages shall be unaffected as a result of the release of the Proposed Replaced Properties from the Property Pool, and the recordation of the Amendments to Deeds of Trust in the Official Records of Alameda, San Bernardino, Los Angeles and Orange Counties, California;

               (k) An opinion of counsel reasonably satisfactory to Lender, which opinion shall be in form and substance reasonably satisfactory to Lender, as to the due authority, execution and delivery of the amendment documents and the enforceability thereof;

               (l) An opinion of counsel (obtained at the expense of Borrower) to the effect that this Amendment and the consummation of the Substitution contemplated herein will not cause either the Lower-Tier REMIC or the Upper Tier REMIC (as such terms are defined in the Trust and Servicing Agreement) to fail to qualify as REMIC for federal income tax purposes or cause such REMICs to be subject to any "prohibited transaction" tax as defined in Section 860F of the Code;

               (m) Payment of all fees and expenses payable to Lender and Servicer, including, without limitation, the Substitution and all attorneys' fees and expenses;

               (n) Confirmation that the Amendments to Deeds of Trust and the Amendments to Assignments of Leases have been recorded in the Official Records of Alameda, San Bernardino, Los Angeles, and Orange Counties, California;

               (o) Confirmation from the Rating Agencies that the consummation of the Substitution contemplated herein will not result in a downgrade, qualification or withdrawal of the ratings of the securities held by the Certificateholders; and

               (p) Such other evidence as Lender may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Loan Documents.

         5. Effect of this Amendment. On and after the Effective Date, each reference in the Loan Agreement and the other Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby. Except as specifically amended above, (a) the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and
(b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Operative Document.

         6.    Miscellaneous.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules as provided in Section 11.16 of the Loan Agreement.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                   CATELLUS FINANCE 1, L.L.C.,

                            By: /s/ Michael D. Fisk
                               -----------------------------------
                               Name: Michael D. Fisk
                                    ------------------------------
                               Title: Vice President
                                     -----------------------------


LENDER:                     LASALLE BANK NATIONAL ASSOCIATION,
                            f/k/a LaSalle National Bank,
                            as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                            By: The Prudential Insurance Company of America, as Servicer

                                  By: /s/ J. Michael Welborn
                                     --------------------------------
                                  Name:  J. Michael Welborn
                                  Title: Vice President

                                    EXHIBIT A

               LEGAL DESCRIPTIONS OF PROPOSED REPLACED PROPERTIES

                                 See Attachment.

                                   EXHIBIT B-1

                   FORM OF AMENDMENT TO ALAMEDA DEED OF TRUST

                                 See Attachment.

                                   EXHIBIT B-2

                FORM OF AMENDMENT TO ALAMEDA ASSIGNMENT OF LEASES

                                 See Attachment.

                                   EXHIBIT C-1

                FORM OF AMENDMENT TO SAN BERNARDINO DEED OF TRUST

                                 See Attachment.

                                   EXHIBIT C-2

            FORM OF AMENDMENT TO SAN BERNARDINO ASSIGNMENT OF LEASES

                                 See Attachment.

                                   EXHIBIT D-1

                 FORM OF AMENDMENT TO LOS ANGELES DEED OF TRUST

                                 See Attachment.

                                   EXHIBIT D-2

              FORM OF AMENDMENT TO LOS ANGELES ASSIGNMENT OF RENTS

                                 See Attachment.

                                   EXHIBIT E-1

                    FORM OF AMENDMENT TO ORANGE DEED OF TRUST

                                 See Attachment.

                                   EXHIBIT E-2

                FORM OF AMENDMENT TO ORANGE ASSIGNMENT OF LEASES

                                 See Attachment.

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA  30346-2110
Attention:  Sherry Hughes

       FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE
                                     FILING

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Trustor

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
 as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                 as Beneficiary

                          Dated as of February 8, 2001



 ------------------------------------------------------------------------------

                        County of Alameda (the "County")

                        State of California (the "State")

 ------------------------------------------------------------------------------

   FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF
           TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

         THIS FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Trustor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Beneficiary"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

              A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Beneficiary (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 28, 1998, and recorded on October 28, 1998 as Document 98379436 in the Official Records of Alameda County, California (the "Alameda Deed of Trust").

              B. As described in Section 2.15(a) of the Loan Agreement, the Alameda Deed of Trust encumbers, among other properties, "Expansion Land" (such Expansion Land is referred to herein as the "Office Depot Expansion Land") comprising a portion of the Property identified as CA0010612, Automall Parkway, Fremont, California in Exhibit A to the Loan Agreement and more particularly described on Exhibit A attached hereto (the "Automall Property").

              C. In accordance with Section 2.15 of the Loan Agreement, Trustor has caused to be constructed on the Office Depot Expansion Land certain "Expansion Improvements" (the Office Depot Expansion Land and the Expansion Improvements constructed on the Office Depot Expansion Land are collectively referred to herein as the "Office Depot Expansion Premises"), and has requested Beneficiary to accept the Office Depot Expansion Premises as a Substitute Property and has designated the following properties as Replaced Properties to be released from the applicable security documents: CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

              D. Beneficiary and Trustor now desire to amend the Alameda Deed of
Trust: (i) to release the property identified as CA0010251, 1300 University Avenue, Berkeley, California, from the lien of the Alameda Deed of Trust; and
(ii) to reflect the increase in the Allocated Loan Amount applicable to the Automall Property as a result of the Expansion Improvements made on the Office Depot Expansion Land.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Beneficiary and Trustor hereby agree as follows:

         1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

         2. Increase in Allocated Loan Amount with respect to the Automall Property. Trustor and Beneficiary hereby agree that the Allocated Loan Amount for the Automall Property is hereby increased from $17,700,000 to $21,750,000.

         3. Substitution of Trustee and Partial Release of Property under Alameda Deed of Trust. Beneficiary hereby substitutes itself as trustee under the Alameda Deed of Trust in place of First American Title Insurance Company and hereby releases and discharges from the lien of the Alameda Deed of Trust that portion, and only that portion, of the real property and improvements encumbered by the Alameda Deed of Trust which is more particularly described on Exhibit B attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Alameda Deed of Trust shall remain encumbered by the Alameda Deed of Trust in accordance with the terms thereof.

         4. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Alameda County, California, each reference in the Loan Agreement to the Alameda Deed of Trust shall mean such Deed of Trust as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Alameda Deed of Trust and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary, nor constitute a waiver of any provision of the Loan Agreement, the Alameda Deed of Trust or any other Loan Document.

         5. Miscellaneous.

            (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Alameda Deed of Trust.

                          [The signature page follows]

         IN WITNESS WHEREOF, Beneficiary and Trustor have caused this Amendment to be executed as of the day and year first above written.

                                      TRUSTOR:

                                      CATELLUS FINANCE 1, L.L.C.,
                                      a Delaware limited liability company



                                      By:_______________________________________
                                      Name:
                                      Title:


                                      BENEFICIARY:

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      f/k/a LaSalle National Bank,
                                      as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                                      By:  The Prudential Insurance Company of
                                           America, as Servicer



                                      By:_______________________________________
                                      Name:        J. Michael Welborn
                                      Title:         Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ___________                            *** OPTIONAL SECTION ***
County of __________                           CAPACITY CLAIMED BY SIGNER
On this _______ day of ________, 2001,
before me,                               Through statute does not require the
_____________________________________,   Notary to fill in he data below, doing
         Name, title of Officer          so may prove invaluable o persons
                                         relying on the document

Personally appeared ___________________, [_]    INDIVIDUAL
                    Name(s) of Signer(s) [_]    CORPORATE OFFICERS(S)
                                         [_]    PARTNER(S)   [_]   LIMITED
[_] personally known to me - OR - [_]                        [_]   GENERAL
proved to me on the basis of             [_]    ATTORNEY-IN-FACT
satisfactory evidence to be the person(s)[_]    TRUSTEE(S)
whose name(s) is/are subscribed to the   [_]    GUARDIAN/CONSERVATOR
within instrument and acknowledged to me [_]    OTHER: ______________________
that he/she/they executed the same in
his/her/their authorized capacity(ies),
and that by his/her/their signature(s)
on the the person(s), or the entity upon
behalf of which the person(s) acted,
executed the instrument.                 SIGNER IS REPRESENTING:
                                         NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.
                                         ____________________________________

_______________________________________
         SIGNATURE OF NOTARY


             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ___________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ______________________________
SIGNER(S) OTHER THAN NAMED ABOVE ____________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________                               *** OPTIONAL SECTION ***
County of__________                                  CAPACITY CLAIMED BY SIGNER
On this _______ day of __________, 2001,
before me,                               Through statute does not require the
_______________________________________, Notary to fill in he data below, doing
        Name, title of Officer           so may prove invaluable o persons
                                         relying on the document

Personally appeared ___________________, [_]    INDIVIDUAL
                    Name(s) of Signer(s) [_]    CORPORATE OFFICERS(S)
                                         [_]    PARTNER(S)   [_]   LIMITED
[_] personally known to me - OR - [_]                        [_]   GENERAL
proved to me on the basis of             [_]    ATTORNEY-IN-FACT
satisfactory evidence to be the person(s)[_]    TRUSTEE(S)
whose name(s) is/are subscribed to the   [_]    GUARDIAN/CONSERVATOR
within instrument and acknowledged to me [_]    OTHER:_______________________
that he/she/they executed the same in
his/her/their authorized capacity(ies),
and that by his/her/their signature(s)
on the instrument the person(s), or the
entity upon behalf of which the person(s)
acted, executed the instrument.          SIGNER IS REPRESENTING:
                                         NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.
                                         ____________________________________

_______________________________________
        SIGNATURE OF NOTARY



             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ___________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ______________________________
SIGNER(S) OTHER THAN NAMED ABOVE ____________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

                    (Legal Description of Automall Property)

                                 [See Attached.]

                                    EXHIBIT B

                      (Legal Description of Release Parcel)

                                 [See Attached.]

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA  30346-2110
Attention:  Sherry Hughes

                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Assignor

                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
      as trustee for the registered Holders of Prudential Mortgage Capital
                Company I, LLC, Commercial Mortgage Pass-Through
                          Certificates, Series 1998-1,

                                   as Assignee

                          Dated as of February 8, 2001

 ------------------------------------------------------------------------------

                        County of Alameda (the "County")

                        State of California (the "State")

 ------------------------------------------------------------------------------

                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

         THIS FIRST AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Assignor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Assignee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

                  A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Assignee (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 28, 1998 as Document 98379437 in the Official Records of Alameda County, California (as subsequently assigned and amended, the "Alameda Assignment of Leases").

                  B. As described in Section 2.15(a) of the Loan Agreement, Assignor has the option to substitute certain Expansion Premises in place of certain other properties designated by Assignor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

                  C. Assignor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

                  D. Assignee and Assignor now desire to amend the Alameda Assignment of Leases to release the property identified as CA0010251, 1300 University Avenue, Berkeley, California, from the lien of the Alameda Assignment of Leases.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

         1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

         2. Partial Release of Property under Alameda Assignment of Leases. Assignee hereby releases and discharges from the lien of the Alameda Assignment of Leases that portion, and only that portion, of the real property and improvements encumbered by the Alameda Assignment of Leases which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Alameda Assignment of Leases shall remain encumbered by the Alameda Assignment of Leases in accordance with the terms thereof.

         3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Alameda County, California, each reference in the Loan Agreement to the Assignment of Leases and Rents encumbering the property identified as CA0010251, 1300 University Avenue, Berkeley, California, shall mean such Assignment of Leases and Rents as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Alameda Assignment of Leases and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement, the Alameda Assignment of Leases or any other Loan Document.

         4. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Alameda Assignment of Leases.

                          [The signature page follows.]

         IN WITNESS WHEREOF, Assignee and Assignor have caused this Amendment to be executed as of the day and year first above written.

                                    ASSIGNOR:

                                    CATELLUS FINANCE 1, L.L.C.,
                                    a Delaware limited liability company



                                    By:
                                           _____________________________________
                                    Name:
                                    Title:


                                    ASSIGNEE:

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    f/k/a LaSalle National Bank,
                                    as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through
                                    Certificates, Series 1998-1

                                    By:    The Prudential Insurance Company of
                                           America, as Servicer


                                           By:
                                                 _______________________________
                                           Name:        J. Michael Welborn
                                           Title:         Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________                              *** OPTIONAL SECTION ***
County of _________                             CAPACITY CLAIMED BY SIGNER
On this ____ day of _____________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below, doing
        Name, title of Officer            so  may  prove invaluable o persons
                                          relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)  [_]    LIMITED
                                                            [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _________________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.
                                          ______________________________________

________________________________________
        SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES ______________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of ___________, 2001,
before me,                                  Through statute does not require the
__________________________________________, Notary to fill in he data below,
       Name, title of Officer               doing so may prove invaluable o
                                            persons relying on the document

Personally appeared ______________________, [_]   INDIVIDUAL
                     Name(s) of Signer(s)   [_]   CORPORATE OFFICERS(S)
                                            [_]   PARTNER(S)   [_]    LIMITED
                                                               [_]    GENERAL
[_] personally known to me - OR - [_]       [_]   ATTORNEY-IN-FACT
proved to me on the basis of                [_]   TRUSTEE(S)
satisfactory evidence to be the             [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are              [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.             SIGNER IS REPRESENTING:
                                            NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                            __________________________________

_______________________________________
         SIGNATURE OF NOTARY


             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of __________, 2001,
before me,                                  Through statute does not require the
_________________________________________,  Notary to fill in he data below,
       Name, title of Officer               doing so may prove invaluable o
                                            persons relying on the document

Personally appeared _____________________,  [_]   INDIVIDUAL
                     Name(s) of Signer(s)   [_]   CORPORATE OFFICERS(S)
                                            [_]   PARTNER(S)   [_]    LIMITED
                                                               [_]    GENERAL
[_] personally known to me - OR - [_]       [_]   ATTORNEY-IN-FACT
proved to me on the basis of                [_]   TRUSTEE(S)
satisfactory evidence to be the             [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are              [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.             SIGNER IS REPRESENTING:
                                            NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                            __________________________________

_______________________________________
         SIGNATURE OF NOTARY


             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

THE REAL PROPERTY SITUATED IN ALAMEDA COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:


                                 [See Attached.]

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA 30346-2110
Attention: Sherry Hughes

        SECOND AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE
           OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Trustor

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
      as trustee for the registered Holders of Prudential Mortgage Capital
         Company I, LLC, Commercial Mortgage Pass-Through Certificates,
                                 Series 1998-1,

                                 as Beneficiary

                          Dated as of February 8, 2001

--------------------------------------------------------------------------------

                     County of San Bernardino (the "County")

                        State of California (the "State")

--------------------------------------------------------------------------------

            SECOND AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL
           RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

     THIS SECOND AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Trustor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Beneficiary"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Beneficiary (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 26, 1998, and recorded on October 28, 1998 as Document 19980458192 in the Official Records of San Bernardino County, California (as subsequently assigned and amended, the "San Bernardino Deed of Trust").

          B. As described in Section 2.15(a) of the Loan Agreement, Trustor has the option to substitute certain Expansion Premises in place of certain other properties designated by Trustor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

          C. Trustor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents:
CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

          D. Beneficiary and Trustor now desire to amend the San Bernardino Deed of Trust to release the property identified as CA0710625, 505 West 2nd Street, San Bernardino, California, from the lien of the San Bernardino Deed of Trust.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Beneficiary and Trustor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Substitution of Trustee and Partial Release of Property under San Bernardino Deed of Trust. Beneficiary hereby substitutes itself as trustee under the San Bernardino Deed of Trust in place of First American Title Insurance Company and hereby releases and discharges from the lien of the San Bernardino Deed of Trust that portion, and only that portion, of the real property and improvements encumbered by the San Bernardino Deed of Trust which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the San Bernardino Deed of Trust shall remain encumbered by the San Bernardino Deed of Trust in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of San Bernardino County, California, each reference in the Loan Agreement to the Deed of Trust encumbering the Release Parcel shall mean such Deed of Trust as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the San Bernardino Deed of Trust and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary, nor constitute a waiver of any provision of the Loan Agreement, the San Bernardino Deed of Trust or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the San Bernardino Deed of Trust.

                          [The signature page follows]

     IN WITNESS WHEREOF, Beneficiary and Trustor have caused this Amendment to be executed as of the day and year first above written.

                                     TRUSTOR:

                                     CATELLUS FINANCE 1, L.L.C.,
                                     a Delaware limited liability company



                                     By: _______________________________________
                                     Name:
                                     Title:


                                     BENEFICIARY:

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     f/k/a LaSalle National Bank,
                                     as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through
                                     Certificates, Series 1998-1

                                     By:  The Prudential Insurance Company of
                                          America, as Servicer



                                     By: _______________________________________
                                     Name:          J. Michael Welborn
                                     Title:            Vice President

                 CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                 CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.
                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

                      (Legal Description of Release Parcel)

                                 [See Attached.]

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA 30346-2110
Attention: Sherry Hughes

                   SECOND AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Assignor

                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
      as trustee for the registered Holders of Prudential Mortgage Capital
         Company I, LLC, Commercial Mortgage Pass-Through Certificates,
                                 Series 1998-1,

                                   as Assignee

                          Dated as of February 8, 2001

--------------------------------------------------------------------------------

                     County of San Bernardino (the "County")

                        State of California (the "State")

--------------------------------------------------------------------------------

                   SECOND AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

     THIS SECOND AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Assignor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Assignee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Assignee (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 28, 1998 as Document 19980458193 in the Official Records of San Bernardino County, California (as subsequently assigned and amended, the "San Bernardino Assignment of Leases").

          B. As described in Section 2.15(a) of the Loan Agreement, Assignor has the option to substitute certain Expansion Premises in place of certain other properties designated by Assignor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

          C. Assignor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents:
CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

          D. Assignee and Assignor now desire to amend the San Bernardino Assignment of Leases to release the property identified as CA0710625, 505 West 2nd Street, San Bernardino, California from the lien of the San Bernardino Assignment of Leases.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Partial Release of Property under San Bernardino Assignment of Leases. Assignee hereby releases and discharges from the lien of the San Bernardino Assignment of Leases that portion, and only that portion, of the real property and improvements encumbered by the San Bernardino Assignment of Leases which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the San Bernardino Assignment of Leases shall remain encumbered by the San Bernardino Assignment of Leases in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of San Bernardino County, California, each reference in the Loan Agreement to the Assignment of Leases and Rents encumbering the property identified as CA0710625, 505 West 2nd Street, San Bernardino, California, shall mean such Assignment of Leases and Rents as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the San Bernardino Assignment of Leases and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement, the San Bernardino Assignment of Leases or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the San Bernardino Assignment of Leases.

                          [The signature page follows.]

     IN WITNESS WHEREOF, Assignee and Assignor have caused this Amendment to be executed as of the day and year first above written.

                                  ASSIGNOR:

                                  CATELLUS FINANCE 1, L.L.C.,
                                  a Delaware limited liability company



                                  By: __________________________________________
                                  Name:
                                  Title:


                                  ASSIGNEE:

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  f/k/a LaSalle National Bank,
                                  as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                                  By: The Prudential Insurance Company of
                                      America, as Servicer



                                  By: __________________________________________
                                  Name:           J. Michael Welborn
                                  Title:             Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
       Name, title of Officer             doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
       Name, title of Officer             doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
       Name, title of Officer             doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

THE REAL PROPERTY SITUATED IN SAN BERNARDINO COUNTY, CALIFORNIA,
DESCRIBED AS FOLLOWS:

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA 30346-2110
Attention: Sherry Hughes



       FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Trustor

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
 as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                 as Beneficiary


                          Dated as of February 8, 2001




--------------------------------------------------------------------------------

                      County of Los Angeles (the "County")

                        State of California (the "State")

--------------------------------------------------------------------------------

        FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE
           OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

     THIS FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Trustor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Beneficiary"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Beneficiary (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 26, 1998, and recorded on October 27, 1998 as Document 98-1959996 in the Official Records of Los Angeles County, California (as subsequently assigned and amended, the "Los Angeles Deed of Trust").

          B. As described in Section 2.15(a) of the Loan Agreement, Trustor has the option to substitute certain Expansion Premises in place of certain other properties designated by Trustor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

          C. Trustor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents:
CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

          D. Beneficiary and Trustor now desire to amend the Los Angeles Deed of Trust to release the property identified as CA0370051, 240 South Arroyo Parkway, Pasadena, California, from the lien of the Los Angeles Deed of Trust.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Beneficiary and Trustor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Substitution of Trustee and Partial Release of Property under Los Angeles Deed of Trust. Beneficiary hereby substitutes itself as trustee under the Los Angeles Deed of Trust in place of First American Title Insurance Company and hereby releases and discharges from the lien of the Los Angeles Deed of Trust that portion, and only that portion, of the real property and improvements encumbered by the Los Angeles Deed of Trust which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Los Angeles Deed of Trust shall remain encumbered by the Los Angeles Deed of Trust in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Los Angeles County, California, each reference in the Loan Agreement to the Deed of Trust encumbering the Release Parcel shall mean such Deed of Trust as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Los Angeles Deed of Trust and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary, nor constitute a waiver of any provision of the Loan Agreement, the Los Angeles Deed of Trust or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Los Angeles Deed of Trust.

                          [The signature page follows]

     IN WITNESS WHEREOF, Beneficiary and Trustor have caused this Amendment to be executed as of the day and year first above written.

                                        TRUSTOR:

                                        CATELLUS FINANCE 1, L.L.C.,
                                        a Delaware limited liability company



                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BENEFICIARY:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        f/k/a LaSalle National Bank,
                                        as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                                        By: The Prudential Insurance Company of
                                            America, as Servicer



                                        By: ____________________________________
                                        Name:        J. Michael Welborn
                                        Title:         Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

                      (Legal Description of Release Parcel)

                                 [See Attached.]

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA  30346-2110
Attention:  Sherry Hughes



                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Assignor

                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
 as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                   as Assignee


                          Dated as of February 8, 2001





--------------------------------------------------------------------------------

                      County of Los Angeles (the "County")
                        State of California (the "State")

--------------------------------------------------------------------------------

          FIRST AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES
                                   AND RENTS

     THIS FIRST AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Assignor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Assignee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Assignee (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 27, 1998 as Document 98-1959998 in the Official Records of Los Angeles County, California (as subsequently assigned and amended, the "Los Angeles Assignment of Leases").

          B. As described in Section 2.15(a) of the Loan Agreement, Assignor has the option to substitute certain Expansion Premises in place of certain other properties designated by Assignor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

          C. Assignor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents:
CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

          D. Assignee and Assignor now desire to amend the Los Angeles Assignment of Leases to release the property identified as CA0370051, 240 South Arroyo Parkway, Pasadena, California, from the lien of the Los Angeles Assignment of Leases.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Partial Release of Property under Los Angeles Assignment of Leases. Assignee hereby releases and discharges from the lien of the Los Angeles Assignment of Leases that portion, and only that portion, of the real property and improvements encumbered by the Los Angeles Assignment of Leases which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Los Angeles Assignment of Leases shall remain encumbered by the Los Angeles Assignment of Leases in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Los Angeles County, California, each reference in the Loan Agreement to the Assignment of Leases and Rents encumbering the property identified as CA0370051, 240 South Arroyo Parkway, Pasadena, California, shall mean such Assignment of Leases and Rents as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Los Angeles Assignment of Leases and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement, the Los Angeles Assignment of Leases or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Los Angeles Assignment of Leases.

                          [The signature page follows.]

     IN WITNESS WHEREOF, Assignee and Assignor have caused this Amendment to be executed as of the day and year first above written.

                                        ASSIGNOR:

                                        CATELLUS FINANCE 1, L.L.C.,
                                        a Delaware limited liability company



                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ASSIGNEE:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        f/k/a LaSalle National Bank,
                                        as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                                        By: The Prudential Insurance Company of
                                            America, as Servicer



                                        By: ____________________________________
                                        Name:         J. Michael Welborn
                                        Title:          Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

THE REAL PROPERTY SITUATED IN LOS ANGELES COUNTY, CALIFORNIA, DESCRIBED AS
FOLLOWS:

                                 [See Attached.]

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA 30346-2110
Attention: Sherry Hughes



       FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Trustor

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                 as Beneficiary


                          Dated as of February 8, 2001



--------------------------------------------------------------------------------

                         County of Orange (the "County")

                        State of California (the "State")

--------------------------------------------------------------------------------

        FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE
           OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

     THIS FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Trustor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Beneficiary"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Beneficiary (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 26, 1998, and recorded on October 27, 1998 as Document 19980726609 in the Official Records of Orange County, California (as subsequently assigned and amended, the "Orange Deed of Trust").

          B. As described in Section 2.15(a) of the Loan Agreement, Trustor has the option to substitute certain Expansion Premises in place of certain other properties designated by Trustor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

          C. Trustor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents:
CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

          D. Beneficiary and Trustor now desire to amend the Orange Deed of Trust to release the property identified as CA0591434, 1915 South Grand Avenue, Santa Ana, California, from the lien of the Orange Deed of Trust.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Beneficiary and Trustor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Substitution of Trustee and Partial Release of Property under Orange Deed of Trust. Beneficiary hereby substitutes itself as trustee under the Orange Deed of Trust in place of First American Title Insurance Company and hereby releases and discharges from the lien of the Orange Deed of Trust that portion, and only that portion, of the real property and improvements encumbered by the Orange Deed of Trust which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Orange Deed of Trust shall remain encumbered by the Orange Deed of Trust in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Orange County, California, each reference in the Loan Agreement to the Deed of Trust encumbering the Release Parcel shall mean such Deed of Trust as amended hereby. Except as specifically amended above,
(a) the Loan Agreement, the Orange Deed of Trust and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and
(b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary, nor constitute a waiver of any provision of the Loan Agreement, the Orange Deed of Trust or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Orange Deed of Trust.

                          [The signature page follows]

     IN WITNESS WHEREOF, Beneficiary and Trustor have caused this Amendment to be executed as of the day and year first above written.

                                            TRUSTOR:

                                            CATELLUS FINANCE 1, L.L.C.,
                                            a Delaware limited liability company



                                            By: ________________________________
                                            Name:
                                            Title:


                                            BENEFICIARY:

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            f/k/a LaSalle National Bank,
                                            as trustee for the registered
                                            Holders of Prudential Mortgage
                                            Capital Company I, LLC, Commercial
                                            Mortgage Pass-Through Certificates,
                                            Series 1998-1

                                            By: The Prudential Insurance Company
                                                of America, as Servicer



                                            By: ________________________________
                                            Name:      J. Michael Welborn
                                            Title:       Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

                      (Legal Description of Release Parcel)

                                 [See Attached.]

Recording Requested by and
When Recorded Return to:

Prudential Capital Group
Mortgage Asset Management
Two Ravinia Drive, Suite 1400
Atlanta, GA 30346-2110
Attention: Sherry Hughes



                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Assignor

                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                   as Assignee


                          Dated as of February 8, 2001

--------------------------------------------------------------------------------

                         County of Orange (the "County")

                        State of California (the "State")

--------------------------------------------------------------------------------

                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

     THIS FIRST AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), dated as of February 8, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Assignor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Assignee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Assignee (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 27, 1998 as Document 19980726611 in the Official Records of Orange County, California (as subsequently assigned and amended, the "Orange Assignment of Leases").

          B. As described in Section 2.15(a) of the Loan Agreement, Assignor has the option to substitute certain Expansion Premises in place of certain other properties designated by Assignor (the "Replaced Properties") and to have such Replaced Properties released from the Property Pool securing the Loan.

          C. Assignor has now elected to have the expansion land comprising a portion of the Property identified as CA0010612, AutoMall Parkway, Fremont, California (Office Depot) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Office Depot Expansion Premises") to be considered a Substitute Property, and has designated the following properties as Replaced Properties and to be released from the applicable security documents:
CA0710625, 505 West 2nd Street, San Bernardino, California; CA0370051, 240 South Arroyo Parkway, Pasadena, California; CA0591434, 1915 South Grand Avenue, Santa Ana, California; and CA0010251, 1300 University Avenue, Berkeley, California.

          D. Assignee and Assignor now desire to amend the Orange Assignment of Leases to release the property identified as CA0591434, 1915 South Grand Avenue, Santa Ana, California, from the lien of the Orange Assignment of Leases.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Partial Release of Property under Orange Assignment of Leases. Assignee hereby releases and discharges from the lien of the Orange Assignment of Leases that portion, and only that portion, of the real property and improvements encumbered by the Orange Assignment of Leases which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Orange Assignment of Leases shall remain encumbered by the Orange Assignment of Leases in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Orange County, California, each reference in the Loan Agreement to the Assignment of Leases and Rents encumbering the property identified as CA0591434, 1915 South Grand Avenue, Santa Ana, California, shall mean such Assignment of Leases and Rents as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Orange Assignment of Leases and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement, the Orange Assignment of Leases or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Orange Assignment of Leases.

                          [The signature page follows.]

     IN WITNESS WHEREOF, Assignee and Assignor have caused this Amendment to be executed as of the day and year first above written.

                                        ASSIGNOR:

                                        CATELLUS FINANCE 1, L.L.C.,
                                        a Delaware limited liability company



                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ASSIGNEE:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        f/k/a LaSalle National Bank, as trustee
                                        for the registered Holders of Prudential
                                        Mortgage Capital Company I, LLC,
                                        Commercial Mortgage Pass-Through
                                        Certificates, Series 1998-1

                                        By: The Prudential Insurance Company of
                                            America, as Servicer



                                        By: ____________________________________
                                        Name:        J. Michael Welborn
                                        Title:         Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of __________________                                  *** OPTIONAL SECTION ***
County of _________________                                 CAPACITY CLAIMED BY SIGNER
On this _________ day of ______________, 2001,
before me,
_____________________________________________,    Through statute does not require the Notary to
              Name, title of Officer              fill in he data below, doing so may prove
                                                  invaluable o persons relying on the document
Personally appeared _________________________,
                       Name(s) of Signer(s)       [_]  INDIVIDUAL
                                                  [_]  CORPORATE OFFICERS(S)
[_] personally known to me - OR - [_] proved      [_]  PARTNER(S)         [_]  LIMITED
to me on the basis of satisfactory evidence to                            [_]  GENERAL
be the person(s) whose name(s) is/are             [_]  ATTORNEY-IN-FACT
subscribed to the within instrument and           [_]  TRUSTEE(S)
acknowledged to me that he/she/they executed      [_]  GUARDIAN/CONSERVATOR
the same in his/her/their authorized              [_]  OTHER: __________________________________
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s),     SIGNER IS REPRESENTING:
or the entity upon behalf of which the            NAME OF PERSON(S) OR ENTITY(IES)
person(s) acted, executed the instrument.
                                                  ______________________________________________
WITNESS my hand and official seal.

______________________________________________
              SIGNATURE OF NOTARY




             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT ______________________________________________________
NUMBER OF PAGES _____________  DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE _______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

THE REAL PROPERTY SITUATED IN ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:


                                 [See Attached.]